Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation February 2023 Exhibit 99.1

Forward-Looking Statements and Other Disclaimers This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including the treatment potential and timing of Frequency Therapeutics’ (the “Company”) remyelination program in multiple sclerosis (“MS Program”), including the timing of entering the clinic, the ability of our progenitor cell activation (“PCA”) platform to provide patient benefit, the potential application of the PCA platform to other diseases, and the sufficiency of the Company’s cash and cash equivalents. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s planned clinical trials, research and development and manufacturing activities, the Company’s business and financial markets; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company’s development and commercialization of any product candidate; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of pre-clinical studies not being indicative of the results from clinical trials; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 8, 2022 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Opportunity Advancing a potential first in class remyelination therapeutic for Multiple Sclerosis Potential to transform treatment Plan to enter the clinic in H1 2024 Vision A new approach to regenerative medicine Using small molecules to activate the body’s innate regenerative potential Potentially applicable to many degenerative diseases

Company to discontinue hearing programs, continue focus on remyelination and early research FX-322, FX-345 programs for cochlear regeneration discontinued following FX-322-208 readout In 208 study FX-322 was equivalent to placebo Untreated ears did not improve, though improvements were seen in ears injected with placebo Advancing remyelination program to address the top unmet need in multiple sclerosis Novel target and NCEs identified at Frequency Preclinical head-to-head data show new Frequency compounds outperform multiple, well studied comparator compounds Aim to enter the clinic in 1H 2024 Balance sheet sufficient to reach key pipeline inflection points $83.1 mm cash and cash equivalents as of December 31, 2022 Runway into 2025 Reduced headcount and expenses Revised Corporate Strategy Post Phase 2b Hearing Readout

Frequency’s Progenitor Cell Activation (PCA) Platform Frequency is developing small molecules that activate endogenous Oligodendrocyte Progenitor Cells to generate new oligodendrocytes and remyelinate the brain Oligodendrocyte Precursor Cell Differentiating Oligodendrocyte Myelin Mature Oligodendrocyte Monje, 2018 Confidential – Do Not Distribute

Novel Frequency Small Molecule Inhibitors Drive Oligodendrocyte Differentiation FREQ-162 Highly potent Highly efficacious Orally bioavailable Brain penetrant Novel chemical entity Patent application filed Lead Optimization generated FREQ-162 % Newly Differentiated Oligodendrocytes Vehicle Negative Control 1 nM 3 nM 10 nM 30 nM 100 nM Frequency discovered a novel and highly effective target Developed novel chemical entities that are highly potent inducers of oligodendrocyte differentiation

FREQ-162 Outperforms Literature Compounds *In Vivo*

Adult mice received 3 doses of comparator compounds or a single dose of FREQ-162
Brains were stained for a marker of newly generated oligodendrocytes
Single dose FREQ-162 induces more OPCs to differentiate than comparator compounds


Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 3 days
10 mg/kg x 3 days
5 mg/kg x 3 days
75 mg/kg x 3 days
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Blocking antibody

Clemastine: Anti-Muscarinic Class

FREQ-162 induces formation of newly differentiated oligodendrocytes in both white and gray matter

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Myelin Basic Protein Cortex Striatum Corpus Callosum Cuprizone, Vehicle The Cuprizone Model of Chronic Demyelination Adult mice were demyelinated via 17 months of cuprizone administration Elderly mice with long term demyelination Healthy Control Myelin Basic Protein

FREQ-162 Outperforms Published Compounds *In Vivo*

Adult mice received up to 10 daily doses of comparators or a single dose of FREQ-162
Brains were stained for Myelin Basic Protein (green)
Single dose FREQ-162 induces more remyelination than comparator compounds


Vehicle
x 10 doses
T3 / Thyromimetic
10 mg/kg x 10 doses
α-Lingo Antibody
5 mg/kg x 3 doses
Clemastine / Anti-Muscarinic
75 mg/kg x 10 doses
FREQ-162
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Lingo inhibitor

Clemastine: Anti-Muscarinic Class

FREQ-162 induces formation of new myelin in white and gray matter

Animals demyelinated for 17 months via cuprizone treatment

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Frequency NCEs Outperform Competitors: High Magnification Cortex Striatum Corpus Callosum Vehicle Cortex Striatum Corpus Callosum 5 mg/kg x 1 dose FREQ-162 Myelin Basic Protein High magnification view reveals that FREQ-162 yields myelination In both white and gray matter In the appropriate orientation and location

All 8 out of 8 mice treated with FREQ-162 showed robust increases in myelination in both white and gray matter tracts FREQ-162: Highly Reproducible Increases in Myelination Vehicle FREQ-162 #1 #2 #3 #4 #5 #6 #7 #8 #1 #2 #3 #4 #5 #6 #7 #8 Myelin Basic Protein

Freq-162 Induces Robust Increases in Myelination Forebrain myelin basic protein levels quantitated A single dose of a Frequency compound induces robust remyelination  Compound Dose (mg/kg) # of doses Fold change P= α-Lingo antibody 5 3 0.9 x 0.99 Clemastine 75 10 1.7 x 0.70 Thyroid Hormone (T3) 10 10 1.4 x 0.95 FREQ-162 5 1 7.7 x <0.0001 Myelin Basic Protein MBP (Intensity Weighted Pixel Count) 6000 5000 4000 3000 2000 1000 0 Healthy Naive Vehicle Lingo Ab (5 mg/kg) Clemastine (75 mg/kg) T3 (10 mg/kg) FREQ-162 (5 mg/kg)

Discovered novel target Induced high levels of oligodendrocyte differentiation and remyelination in vivo Candidate to enter IND-enabling studies Remyelination: Advancing Toward the Clinic

Appendix

Proven Leadership Team

FREQUENCY THERAPEUTICS



David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder / CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.



Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA / CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.



Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.



Dana Hilt, M.D.
Chief Medical Officer (acting)

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.



Sue Stewart, J.D., LLM
Chief Regulatory Officer

CRO at numerous biopharma companies including Kaleido Biosciences, Candel Therapeutics, and regulatory leadership roles at Tokai Pharma, Transmolar and Genzyme Corp.



Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals



Quentin McCubbin, Ph.D.
Chief Manufacturing Officer

Led pharmaceutical sciences and process chemistry at Takeda / Millennium and headed technical operations Cerevel Therapeutics.

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Remyelination Advisory Board Steven Galetta, M.D. Professor of Neurology and Ophthalmology, NYU Grossman School of Medicine Richard Rudick, M.D. Independent Consultant. Former Chief Clinical Research Officer and Vice Chairman for Research and Development in the Neurological Institute, Cleveland Clinic Laura J Balcer, M.D, M.S.C.E. Neurologist and Epidemiologist, NYU School of Medicine Alasdair Coles, Ph.D. Professor of Neuroimmunology, University of Cambridge

PCA Regenerative Medicine Advisory Board



Jeff Karp, Ph.D.
Associate Professor at Brigham and Women's Hospital, Harvard Medical School



John LaMattina, Ph.D.
Senior Partner at PureTech Health



Robert Langer, SC.D.
David H. Koch Institute Professor at the Massachusetts Institute of Technology



Sheng Ding, Ph.D.
Senior Investigator, Gladstone Institute of Cardiovascular Disease



Jeffrey Holt, Ph.D.
Professor of Otolaryngology and Neurology, Harvard Medical School



Sean J. Morrison, Ph.D.
Director of the Children's Medical Center Research Institute, UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.
Assistant Professor of Medicine, Columbia University Medical Center



Amy Wagers, Ph.D.
Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University



Ken Anderson, M.D.
Dana-Farber Cancer Institute Kraft Family Professor of Medicine, Harvard Medical School



Xiaolei Yin, Ph.D.
Instructor in Medicine, Harvard Medical School



James Rothman, Ph.D.
Sterling Professor of Cell Biology, Yale University



Steve Haggarty, Ph.D.
Associate Professor of Neurology, Harvard Medical School



Ralph Mazitschek, Ph.D.
Assistant Professor, Harvard Medical School



Peter Schultz, Ph.D.
Chief Executive Officer of the Scripps Research Institute

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Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation February 2023